Number 1	115,000 Shares
5.25% FIXED RATE RESET	5.25% FIXED RATE RESET
NON-CUMULATIVE PERPETUAL	NON-CUMULATIVE PERPETUAL
PREFERRED STOCK, SERIES A	PREFERRED STOCK, SERIES A

ConnectOne Bancorp, Inc.	SEE REVERSE FOR
A CORPORATION FORMED	IMPORTANT NOTICE ON
UNDER THE LAWS OF THE	TRANSFER RESTRICTIONS
STATE OF NEW JERSEY	AND OTHER INFORMATION

CUSIP 20786W 404

ISIN US20786W4042

This Certifies that	BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

is the record holder of	ONE HUNDRED FIFTEEN THOUSAND (115,000)

FULLY PAID AND NON-ASSESSABLE SHARES 5.25% FIXED RATE RESET NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A, NO PAR VALUE PER SHARE, OF

ConnectOne Bancorp, Inc.

(the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Certificate of Amendment dated August 12, 2021 (the “Certificate of Designation”) and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated: August 19, 2021
	/s/ Laura Criscione	/s/ Frank Sorrentino III
	SECRETARY	CHAIRMAN & CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
Edgewood, NY

By:	/s/
AUTHORIZED SIGNATURE

[SEAL]

[Signature page to Series A Preferred Stock]

IMPORTANT NOTICE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, THE CERTIFICATE OF DESIGNATION AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

		UNIF GIFT MIN ACT		Custodian
TEN COM -	as tenants in common		(Custodian)		(Minor)
TEN ENT -	as tenants by the entireties		Under Uniform Gifts to Minors Act of
IT TEN -	as joint tenants with right of survivorship and not as Tenants in common Custodian

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________ hereby sells, assigns and transfers unto

(Please Insert Social Security or other
Identifying Number of Assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

__________________ shares of the Preferred Stock represented by this Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the Corporation, with full power of substitution in the premises.

Dated

X

X

NOTICE: The Signature To This Assignment Must Correspond With The Name As Written Upon The Face Of The Certificate In Every Particular, Without Alteration Or Enlargement Or Any Change Whatsoever.